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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OF THE

                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 30, 1998


                           DISCOVER CARD TRUST 1993 B
                     -------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



              DELAWARE                0-21506              NOT APPLICABLE
            -------------           ------------         -------------------
              (STATE OF             (COMMISSION             (IRS EMPLOYER
            ORGANIZATION)           FILE NUMBER)         IDENTIFICATION NO.)


C/O DISCOVER RECEIVABLES FINANCING GROUP, INC.
12 READ'S WAY
NEW CASTLE, DELAWARE                                            19720
----------------------------------------------                  -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (302) 323-7826
                                                    --------------

FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT: NOT APPLICABLE




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                         INDEX TO EXHIBITS IS ON PAGE 4






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Item 5.         Other Events
                ------------

     On November 30, 1998, Greenwood Trust Company ("Greenwood"), as Servicer, Discover Receivables Financing Group, Inc. ("DRFG"), as Seller and Wilmington Trust Company ("Trustee"), as Trustee for the Discover Card Trust 1993 B (the "Trust"), entered into the Second Amendment (the "Amendment"), dated as of November 30, 1998, to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 1, 1993, as amended, by and among Greenwood, DRFG and the Trustee. A copy of the Amendment is filed herewith as
Exhibit 4.1.


Item 7.         Exhibits
                --------

Exhibit 4.1 Second Amendment to the Pooling and Servicing Agreement between Greenwood Trust Company as Servicer, Discover Receivables Financing Group, Inc. as Seller and Wilmington Trust Company as Trustee.

Item 8.         Change in Fiscal Year.
                ----------------------

             On November 30, 1998, DRFG determined to change the fiscal year for the Trust to a fiscal year beginning on December 1 of each year and ending on November 30 of each year. DRFG will file a report on Form 10-K on behalf of the Trust for the transition period from January 1, 1998 to November 30, 1998.





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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Discover Card Trust 1993 B
                                            (Registrant)



                                 By:  Discover Receivables Financing Group, Inc.
                                            (Originator of the Trust)




Date:  November 30, 1998              By:   /s/ Richard W. York
                                            -------------------------
                                            Richard W. York
                                            Vice President







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                                 EXHIBIT INDEX



                                                                  Page Number
                                                                  in sequential
Exhibit No.                                                       number system
-----------                                                      ---------------

Exhibit 4.1    Second Amendment to the Pooling and Servicing           5
               Agreement between Greenwood Trust Company as
               Servicer, Discover Receivables Financing Group,
               Inc. as Seller and Wilmington Trust Company as
               Trustee.





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